UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported) May 25, 2006
                                                          -------------

                                EVOLVE ONE, INC.
                            -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                          ----------------------------
                 (State or Other Jurisdiction of Incorporation)

       0-26415                                  13-3876100
----------------------------                 ---------------------
(Commission File Number)                 (IRS Employer Identification No.)


       5301 N. Federal Highway, Suite 120, Boca Raton, FL,       33487
       ----------------------------------------------------     -------
        (Address of Principal Executive Offices)               (Zip Code)

                                 (561) 989-9171
                              ---------------------
              (Registrant's Telephone Number, Including Area Code)

                 Post Office Box 859, Tallevast, Florida 34270
             -------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [__]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

       [__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

          On May 25, 2006, Alvin Siegel was elected as director and President of Evolve One. Mr. Siegel is the principal and has voting and dispositive control over the securities owned by Progress Partners, Inc., a 31.75% shareholder of the Company. Mr. Siegel, age 72, serves as the President and sole officer of Progress Partners, Inc. since its inception in October 2002. Progress Partners, Inc. is a diversified consulting firm with an emphasis on international trade. From 1982 to 2001, Mr. Siegel served as the Senior Vice President and Chief Operating Officer of Perry H. Koplik and Sons, Inc. Perry H. Koplik & Sons, Inc. established in 1960 is an international agent and broker of forest products. Mr. Siegel graduated from the City College of New York in 1955 with a bachelor in business administration. Mr. Siegel is a licensed CPA in the state of New York since 1958.

         Contemporaneous with the appointment of Mr. Siegel, the Company received and accepted the resignation of Irwin Horowitz as director, President and Chief Executive Officer of the Company. The resignation was issued in connection with the selection of Mr. Siegel as the President and sole director of the Company. Mr. Horowitz also agreed to the termination of his employment agreement with the Company without severance and with no further rights or obligations by the parties under the employment agreement as of the termination date.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EVOLVE ONE, INC.



                                              By:
                                                --------------------------------
                                                      Alvin Siegel, President


DATED:  May 26, 2006